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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Act of 1934
Date of Report:  March 25, 1997


                            ORGANIC SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE        Commission File No. 33-8104             74-2423728
(State other jurisdiction of                                  (I.R.S. Employer
  incorporation of organization)                             Identification No.)

                          6391 DE ZAVALA RD, STE. 202
                             SAN ANTONIO, TX 78249
                    (address of principal executive offices)

                                  210-694-0152
              (Registrant's telephone number, including area code)


                         8023 VANTAGE DRIVE, SUITE 600
                            SAN ANTONIO, TEXAS 78230

         (Former name or former address, if changed since last report)





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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

(a) On January 14, 1997, the Company issued 750,000 shares of its common stock, par value $.001.

(b) Of the 750,000 shares sold, 702,000 shares of common stock were issued to Finanzverwaltung des Kantons and the remainder to various individual overseas investors.

(c)      The shares were sold for a total consideration of  $689,935.

(d) The shares, which were issued pursuitant to Regulation S of the Securities Act of 1933.

(e)      N/A




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Organic Solutions, Inc.

Date: March 25, 1997                              /s/ John L. Sharp
     ---------------------                        -----------------------
                                                  John L. Sharp
                                                  Vice President and Chief
                                                  Financial Office




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